KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Navient Credit Funding, LLC (the “Company”)
Navient Solutions, LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)
Re: Navient Private Education Loan Trust 2018-B, Private Education Loan-Backed Notes (the “Notes”) – Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “CO1803281728_UPDATED_ WITH_EARNEST.TXT” provided by the Company on March 29, 2018, containing certain information related to 44,047 student loans as of March 19, 2018 (the “Initial Data File”), which we were informed are intended to be included as collateral in the offering of the Notes, and (ii) an electronic data file entitled “2018-B Earnest KPMG Selection (Earnest System Tape).xlsx” provided by the Company on April 20, 2018, containing certain information related to seven (7) Selected Student Loans (defined below) as of March 19, 2018 (the “Supplemental Data File,” together, with the Initial Data File, the “Data File”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts related to Current Principal Balance and numbers of months related to Remaining Term were within $0.10 and one (1) month, respectively.
•	The term “Cutoff Date” means March 19, 2018.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The terms “CLASS System,” “ENCORE System,” “CARES System,” “FDR System,” and “Earnest Internal Tools” mean the Company’s servicing systems.
•
The term “Legacy Student Loan” means a student loan serviced in the CLASS System, ENCORE System, CARES System, and FDR System. The term “Earnest Student Loan” means a student loan serviced in the “Earnest Internal Tools.”

•
The term “Database Query File” means information regarding the Current Principal Balance of the Selected Earnest Student Loans (defined below) as of the Cutoff Date contained in the Company’s internal loan servicing platform for Earnest Student Loans.

•
The term “Supplemental Data Screenshots” means screenshot images provided by the Company, containing information regarding the Current Principal Balance for Selected Legacy Student Loans (defined below) as of the Cutoff Date.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Loan File” means any file containing the following documents, as applicable, for each Selected Student Loan (defined below): Promissory Note, Truth in Lending Disclosure, Loan Application, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CSS Screen, #CDS Screen, #NM CR Screen, #NM CC Screen, #NM AF Screen, #EDH Screen, #ED2 Screen, #CIS Screen, #NPO Screen, #HDI Screen, Disbursement Data Screen (#115 Screen), School Profile Screen (#728 Screen), Earnest Internal Tools Account Number Page, Loan Agreement, Verify Report Page, Database Query File, Credit Reports Page, Title IV Federal School Code List, the Supplemental Data Screenshot, and Loan Directory Data Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File or a copy of the original Loan File or electronic records contained within the CLASS System, CARES System, ENCORE System, FDR System and/or Earnest Internal Tools.

I.	The Selected Student Loans
We randomly selected a sample of student loans from the Initial Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 360 student loans, consisting of 7 Earnest Student Loans (the “Selected Earnest Student Loans”) and 353 Legacy Student Loans (the “Selected Legacy Student Loans”). The sample of 360 student loans constituted the “Selected Student Loans,” as listed in Exhibit A attached hereto.
II.	The Data File
A.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception, except for certain procedures related to School Type 1, School Type 2, and Recent FICO as detailed below. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions

Social Security Number or Account Number
For the Selected Legacy Student Loans: Promissory Note within the ENCORE System, Loan Application within the ENCORE System, the Loan Amount on the Promissory Note, the Total Loan Amount on the Truth in Lending Disclosure within the ENCORE System, and instructions provided by the Company described below.

For the Selected Earnest Student Loans: Earnest Internal Tools Account Number Page.

Signature(s) on the Promissory Note/Loan Application or Signature(s) on the Loan Agreement
For the Selected Legacy Student Loans: Promissory Note within the ENCORE System, Loan Application within the ENCORE System, the Loan Amount on the Promissory Note, the Total Loan Amount on the Truth in Lending Disclosure within the ENCORE System, and instructions provided by the Company described below. We performed no procedures with regard to any signatory requirements on the Promissory Note or the Loan Application or to confirm the authenticity of the signature(s).

For the Selected Earnest Student Loans: Loan Agreement. We performed no procedures with regard to any signatory requirements on the Loan Agreement or to confirm the authenticity of the signature(s).

Disbursement Year/Recomputed Disbursement Date
For the Selected Legacy Student Loans: “1ST ACTIVE DATE” column on #BS5 Screen within the FDR System or Disbursement Data Screen (#115 Screen field “1st DISB”) within the CLASS System.

For the Selected Earnest Student Loans: “Term” field in the “Overview” section of Earnest Internal Tools Account Number Page, “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tools Account Number Page, and instructions provided by the Company described below.

Original Principal Balance/Recomputed Original Principal Balance
For the Selected Legacy Student Loans: “TOTALDISB” field within the “DISBMNTS” tab of #HDI Screen within the FDR System or Disbursement Data Screen (#115 Screen field “DISB PRIN”) within the CLASS System.

For  the Selected Earnest Student Loans: “Amount Financed” field in the “Overview” section of Earnest Internal Tools Account Number Page or “Amount” column corresponding to the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tools Account Number Page, and instructions provided by the Company described below.

Attributes	Loan File/Instructions

Current Principal Balance/Recomputed Current Principal Balance
For the Selected Legacy Student Loans: “ACCOUNT BALANCE” column on #CSS Screen within the FDR System or documentation of change that affects the current principal balance on #CIS Screen within the FDR System, or “RPMT FEE” field on #ED2 Screen,  “Rpmt Fee Amt” in Supplemental Data Screenshots, “RETRO PROCESSING” field on #ED2 Screen,  Interest Rate on #CSS Screen within the FDR System, CYCLE DATE on the #EDH Screen within the FDR System, first “PAYMENT” of the cycle on #CSS Screen or #CDS Screen within the FDR System, and instructions provided by the Company described below.

For the Selected Earnest Student Loans: “Unpaid_Principal_Balance” column in the Database Query File.

Loan Type or Loan Program
For the Selected Legacy Student Loans: “#14” field on the #NM CC Screen within the FDR System.

For the Selected Earnest Student Loans: Earnest Internal Tools Account Number Page and instructions provided by the Company below.

Loan Status
For the Selected Legacy Student Loans: “CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on the #BS3 Screen, both within the FDR System, or notation of status change on #CIS Screen and/or “ORIG STMT STATUS” field on #ED2 Screen within the FDR System.

For the Selected Earnest Student Loans: “Status” field in the “Overview” section of Earnest Internal Tools Account Number Page and instructions provided by the Company described below.

Current Status End Date or Original Maturity Date/Recomputed Original Maturity Date
For the Selected Legacy Student Loans: “CURR:GRAD/SEP DT,”  or “MATURITY DT,” column on #EDH Screen or the “ORIG: GRAD/ SEP DT” column on #ED2 Screen within the FDR System, or “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen within the FDR System, or notation of status change on #CIS Screen within the FDR System, or date in the “MIN PAY DUE”  column on #EDH Screen within the FDR System, and instructions provided by the Company described below.

For the Selected Earnest Student Loans: “Term” field in the “Overview” section of Earnest Internal Tools Account Number Page and “Scheduled” column corresponding to the first “deposit” under “Type” column in the “Loan

Attributes	Loan File/Instructions

Transaction” section of the Earnest Internal Tools Account Number Page, and instructions provided by the Company described below.

Remaining Term (Recomputed Remaining Term)
For the Selected Legacy Student Loans: “CYCLE DATE,” “MATURITY DT,” “DUE DATE,” and “CURR LOAN STATUS,” columns on #EDH Screen within the FDR System, “METHOD OVERRIDE END DATE” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, “MISC FIELD 2” field on #BS3 Screen, “#9” field on #NM CC Screen within the FDR System, and instructions provided by the Company described below.

For the Selected Earnest Student Loans: instructions provided by the Company described below.

Repayment Schedule Type or Interest Rate Type
For the Selected Legacy Student Loans: “MISC FIELD 2” field on #BS3 Screen, “CURR LOAN STATUS” column on #EDH Screen within the FDR System, or the “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen within the FDR System.

For the Selected Earnest Student Loans: Loan Agreement.

Interest Rate
For the Selected Legacy Student Loans: “INT RT” column on #EDH Screen within the FDR System, “INT 1%” field, “INT 2%” field under “ORIG STMT VALUES” section on the #ED2 Screen within the FDR System or “AUTO PAY FLAG” field on #NM AF Screen and #HDI Screen within the FDR System for Interest Rate with borrower benefit related information.

For the Selected Earnest Student Loans: “Amount Financed” field in the “Overview” section of Earnest Internal Tools Account Number Page.

School Type 1
For the Selected Legacy Student Loans: “MISC FIELD 5” field on #BS3 Screen within the FDR System and instructions provided by the Company described below.

For the Selected Earnest Student Loans: “Education 1” field in the “Applicant Educations” section of the Verify Report Page, and “School Code” field in the Title IV Federal School Code List.

School Type 2 (Title IV) or School Name
For the Selected Legacy Student Loans: “SCHL CODE” field on Loan Directory Data Screen and “SCHL TYPE” field on #728 Screen (“School Profile Screen”) or Disbursement Data Screen (#115 Screen  field “SCHL

Attributes	Loan File/Instructions

CODE”) within the CLASS System and instructions provided by the Company described below.

For the Selected Earnest Student Loans: “Education 1” field in the “Applicant Educations” section of the Verify Report Page.

State of Residence
For the Selected Legacy Student Loans: #BS1 Screen within the FDR System or documentation of change that affects the state of residence on #CIS Screen within the FDR System.

For the Selected Earnest Student Loans: Loan Agreement

Recent FICO
For the Selected Legacy Student Loans: “DATE CB SCORE GENERATED” and “CREDIT BUREAU SCORE” field on #NM CR Screen within the FDR System and instructions provided by the Company described below.

For the Selected Earnest Student Loans: instruction provided by the Company described below.

Original FICO
For the Selected Legacy Student Loans: “EDS SCR01” or “EDS SCR02” field within the “FICO INFO” tab on #HDI Screen within the FDR System.
For the Selected Earnest Student Loans: “Score” field in the “FICO” section of the Credit Reports Page.

School Name	For the Selected Earnest Student Loans: Title IV Federal School Code List and instructions provided by the Company described below.

1.
For  purposes of comparing the Social Security Number and Signature(s) on the Promissory Note/Signature(s) on the Loan Application for the Selected Legacy Student Loans, in order to identify if the Promissory Note corresponded to the Selected Legacy Student Loan, we were instructed by the Company to compare the requested Loan Amount plus any origination fee indicated on the Promissory Note or Total Loan Amount indicated on the Truth in Lending Disclosure within the ENCORE System to the Original Principal Balance for the Selected Legacy Student Loan set forth in the Data File. In the event the Promissory Note was not present within the ENCORE System, the Company instructed us to observe the Signature(s) on the Loan Application within the ENCORE System.

2.
For purposes of comparing the Disbursement Year for the Selected Earnest Student Loans, we were instructed by the Company to compare or recompute the Disbursement Year (the “Recomputed Disbursement Date”) as follows:

a)	If the date in the “Term” field in the “Overview” section of the Earnest Internal Tools Account Number Page was prior to February 27, 2017, compare the year in the “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tools Account Number Page to the year in the “ORIG_DT” field in the Data File.
b)
If the date in the “Term” field in the “Overview” section of the Earnest Internal Tools Account Number Page was on or after February 27, 2017, (i) add one month to the date in the “Term” field in the “Overview” section, and (ii) if the day of the “Term” field in the “Overview” section is from the 29th to the 31st, use the first day of the following month of the date from step (i).

We compared the year of the Recomputed Disbursement Date to the year in the “ORIG_DT” field in the Data File.
3.
For purposes of comparing Original Principal Balance for the Selected Earnest Student Loans, we were instructed by the Company to compare or recompute the Original Principal Balance (the “Recomputed Original Principal Balance”) as follows:

a)	Compare the “Amount Financed” field in the “Overview” section of the Earnest Internal Tools Account Number Page to the “BAL_TOTAL” field in the Data File.
b)
In the event the “Amount Financed” field in the “Overview” section of the Earnest Internal Tools Account Number Page did not agree to the “BAL_TOTAL” field in the Data File, recompute the Original Principal Balance by subtracting the “Amount Financed” field in the “Overview” section of the Earnest Internal Tools Account Number Page from the sum of the “Amount” column corresponding to the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tools Account Number Page.

We compared the Recomputed Original Principal Balance to the “BAL_TOTAL” field in the Data File.
4.
For purposes of comparing Current Principal Balance for the Selected Legacy Student Loans, we were instructed by the Company to compare the “ACCOUNT BALANCE” column on the #CSS Screen within the FDR System or documentation of a change that affects the current principal balance on the #CIS Screen within the FDR System.  In the event the “ACCOUNT BALANCE” column on the #CSS Screen within the FDR System or documentation of change that affects the current principal balance on the #CIS Screen within the FDR System did not agree to the “BAL_CURR” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a)
To the “ACCOUNT BALANCE” column on the #CSS Screen add any applicable Repayment Fee (shown as “RPMT FEE” on the #ED2 Screen or as shown as “Rpmt Fee Amt” in the Supplemental Data Screenshot from the CARES System); and,

b)
Subtract any amount indicated in the “RETRO PROCESSING” field on the #CSS Screen and any additional principal payment applied after the Cutoff Date, which was identified by subtracting the recalculated accrued interest (Interest Rate on #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first PAYMENT on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first PAYMENT made.

We compared the Recomputed Current Principal Balance to the “BAL_CURRENT” field in the Data File.
5.
For purposes of comparing Loan Program for the Selected Earnest Student Loans, we were instructed by the Company to consider the Loan Program to be “Earnest Loan Program” if the “TYPE_TAPE” in the Data File was listed as “EA.”

6.
For purposes of comparing Loan Status for the Selected Earnest Student Loans, we were instructed by the Company to consider the Loan Status to be “Active” if the “STATUS_TAPE” field in the Data File was listed as “RPMT.”

7.
For purposes of comparing the Current Status End Date for the Selected Legacy Student Loans, we were instructed by the Company to compare the “CUR_STATUS_END_DT” field in the Data File to the “CURR: GRAD/SEP DT” or “MATURITY DT” column on the #EDH Screen within the FDR System or the “ORIG: GRAD/SEP DT” column on the #ED2 Screen within the FDR System plus one month or the “METHOD OVERRIDE END DATE” field after the Cutoff Date using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen within the FDR System. In the event the Selected Legacy Student Loan was updated after the Cutoff Date, we were instructed by the Company to view the #CIS Screen within the FDR System to identify if any change was made to the Current Status End Date after the Cutoff Date or the date in the “MIN PAY DUE” column corresponding to the cycle date prior to the Cutoff Date on the #EDH Screen within the FDR System.

8.
For purposes of comparing the Original Maturity Date for the Selected Earnest Student Loans, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:

a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tools Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tools Account Number Page.

b)	If the day of the date resulting from step (a) is the 29th to the 31st, use the first day of the following month of the date from step (a).
We compared the Recomputed Original Maturity Date to the “CUR_STATUS_END_DT” field in the Data File. For purposes of this procedure, the Company instructed us to consider the Recomputed Original Maturity Dates to be in agreement if they were within one day.
9.	For purposes of comparing Remaining Term for the Selected Legacy Student Loans, we were instructed by the Company to recompute the Remaining Term (“Recomputed Remaining Term”) as follows:
a)
For Selected Legacy Student Loans with a “CURR LOAN STATUS” column on #EDH Screen indicated as “GRCE,” “RPMT,” “SSP*,” “SCHL,” all “F” repayment types, all “D” repayment types in the “MISC FIELD 2” field on #BS3 Screen (except for “DSCH”/“F0025,” “DSCH”/“SOIOP,” “DSCH”/“PPIOP,” “SCHL”/ repayment type not “D****” or “GRCE”/ repayment type not “D****”), we were instructed by the Company to subtract the Cutoff Date from the “CYCLE DATE” after the “MATURITY DT” (one month after the “MATURITY DT”), both on the #EDH Screen within the FDR System, and divide the result by the average number of days in a month (i.e., 30.4375).  The Company instructed us to consider repayment type “P0000” similar to “D0000” and repayment type “PPIOP” similar to “SOIOP.” If the Cutoff Date was later than the “DUE DATE” on the #EDH Screen within the FDR System, we were instructed by the Company to subtract one month from the calculation;

b)
The Company informed us that the day of the “CYCLE DATE” and the day of the “MATURITY DT” both on the #EDH Screen with the FDR System should agree.  In certain instances where the day of the “CYCLE DATE” and the day of the “MATURITY DT” did not agree, we were instructed by the Company to utilize the “CYCLE DATE” for purposes of recomputing the Remaining Term;

c)
For 13 Selected Legacy Student Loans for which the “CURR LOAN STATUS” on the #EDH Screen within the FDR System indicated “DSCH” and the “MISC FIELD 2” field on the #BS3 Screen within the FDR System was either “F0025,” “SOIOP,” or “PPIOP,” we were instructed by the Company to recompute the Remaining Term as the sum of (1) the difference between the Cutoff Date and the “CYCLE DATE” after the “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen within the FDR System and (2) the difference between the Cutoff Date and the “CYCLE DATE” after the “MATURITY DATE” on the #EDH Screen within the FDR System, divided by the average number of days in a month (i.e., 30.4375);

d)
For Selected Legacy Student Loans for which the “CURR LOAN STATUS” on the #EDH Screen within the FDR System indicated “GRCE” or “SCHL” and the “MISC FIELD 2” field on the #BS3 Screen within the FDR System was “D0000,” we were instructed by the Company to compare the Remaining Term to “#9” field on the #NM CC Screen within the FDR System.

For the Selected Earnest Student Loans, we were instructed by the Company to recompute the Remaining Term by subtracting the Cutoff Date from the Recomputed Original Maturity Date and divide the result by the average number of days in a month (i.e., 30.4375).
We compared the Recomputed Remaining Term to the “REM_TERM” field in the Data File.
10.
For purposes of comparing School Type 1 and School Type 2 for the Selected Legacy Student Loans, we were informed by the Company that if the “SCHOOL CODE” in the Data File was “000000,” there was no single school code associated with the Selected Legacy Student Loan.  In such situations, we were instructed by the Company to not perform procedures related to School Type 1 and School Type 2.  We found that the “SCHOOL CODE” was “000000” for 32 Selected Legacy Student Loans. These were not considered exceptions.

11.
For purposes of comparing School Type 2 for the Selected Legacy Student Loans, in the event the last two numbers in the “SCHOOL CODE” in the Data File were not “00,” we were instructed by the Company to enter the last two numbers of the School Code in the “SCHOOL BRANCH” field on the School Profile Screen (#728 Screen) within the CLASS System to retrieve the “SCHL TYPE” field.  We compared the retrieved “SCHL TYPE” field to the “TITLE_IV_SCH_CODE” field on the Data File.

12.
For purposes of comparing Recent FICO for the Selected Legacy Student Loans, we were informed by the Company that if the “DATE CB SCORE GENERATED” on the #NM CR Screen within the FDR System was either after the Cutoff Date or within 6 months prior to the Cutoff Date, the “CREDIT BUREAU SCORE” field on the #NM CR Screen would display a more recent FICO than the one listed in the Data File, resulting in the FICO on the #NM CR Screen within the FDR System not agreeing to the Recent FICO in the “REC_FICO” field in the Data File as of the Cutoff Date. We found the “DATE CB SCORE GENERATED” for one (1) Selected Legacy Student Loan, which was listed as “blank” in the Data File, was not within 6 months prior to the Cutoff Date. The Company informed us that the Data File did not contain an updated Recent FICO for student loans with a “DATE CB SCORE GENERATED” in the FDR System that were more than 6 months prior to the Cutoff Date. This was not considered an exception.

For the Selected Earnest Student Loans, we were instructed by the Company to not perform the procedures related to the Recent FICO. These were not considered exceptions.

13.
For the Selected Earnest Student Loans, we were instructed by the Company to compare the school name in the “underwritten_education_school_name” field in the Supplemental Data File to the “SchoolName” column on the Title IV Federal School Code List.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan File, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the student loans, (ii) the reliability or accuracy of the Data File and the Loan Files which were used in our procedures, or (iii) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the student loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such student loans being securitized, (iii) the compliance of the originator of the student loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the student loans that would be material to the likelihood that the issuer for the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, CA
May 3, 2018

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number
1	2018001	39	2018039	77	2018077	115	2018115	153	2018153
2	2018002	40	2018040	78	2018078	116	2018116	154	2018154
3	2018003	41	2018041	79	2018079	117	2018117	155	2018155
4	2018004	42	2018042	80	2018080	118	2018118	156	2018156
5	2018005	43	2018043	81	2018081	119	2018119	157	2018157
6	2018006	44	2018044	82	2018082	120	2018120	158	2018158
7	2018007	45	2018045	83	2018083	121	2018121	159	2018159
8	2018008	46	2018046	84	2018084	122	2018122	160	2018160
9	2018009	47	2018047	85	2018085	123	2018123	161	2018161
10	2018010	48	2018048	86	2018086	124	2018124	162	2018162
11	2018011	49	2018049	87	2018087	125	2018125	163	2018163
12	2018012	50	2018050	88	2018088	126	2018126	164	2018164
13	2018013	51	2018051	89	2018089	127	2018127	165	2018165
14	2018014	52	2018052	90	2018090	128	2018128	166	2018166
15	2018015	53	2018053	91	2018091	129	2018129	167	2018167
16	2018016	54	2018054	92	2018092	130	2018130	168	2018168
17	2018017	55	2018055	93	2018093	131	2018131	169	2018169
18	2018018	56	2018056	94	2018094	132	2018132	170	2018170
19	2018019	57	2018057	95	2018095	133	2018133	171	2018171
20	2018020	58	2018058	96	2018096	134	2018134	172	2018172
21	2018021	59	2018059	97	2018097	135	2018135	173	2018173
22	2018022	60	2018060	98	2018098	136	2018136	174	2018174
23	2018023	61	2018061	99	2018099	137	2018137	175	2018175
24	2018024	62	2018062	100	2018100	138	2018138	176	2018176
25	2018025	63	2018063	101	2018101	139	2018139	177	2018177
26	2018026	64	2018064	102	2018102	140	2018140	178	2018178
27	2018027	65	2018065	103	2018103	141	2018141	179	2018179
28	2018028	66	2018066	104	2018104	142	2018142	180	2018180
29	2018029	67	2018067	105	2018105	143	2018143	181	2018181
30	2018030	68	2018068	106	2018106	144	2018144	182	2018182
31	2018031	69	2018069	107	2018107	145	2018145	183	2018183
32	2018032	70	2018070	108	2018108	146	2018146	184	2018184
33	2018033	71	2018071	109	2018109	147	2018147	185	2018185
34	2018034	72	2018072	110	2018110	148	2018148	186	2018186
35	2018035	73	2018073	111	2018111	149	2018149	187	2018187
36	2018036	74	2018074	112	2018112	150	2018150	188	2018188
37	2018037	75	2018075	113	2018113	151	2018151	189	2018189
38	2018038	76	2018076	114	2018114	152	2018152	190	2018190

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.
(**)	Represents a Selected Earnest Student Loan.

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number
191	2018191	229	2018229	267	2018267	305	2018305	343	2018343
192	2018192	230	2018230	268	2018268	306	2018306	344	2018344
193	2018193	231	2018231	269	2018269	307	2018307	345	2018345
194	2018194	232	2018232	270	2018270	308	2018308	346	2018346
195	2018195	233	2018233	271	2018271	309	2018309	347	2018347
196	2018196	234	2018234	272	2018272	310	2018310	348	2018348
197	2018197	235	2018235	273	2018273	311	2018311	349	2018349
198	2018198	236	2018236	274	2018274	312	2018312	350	2018350
199	2018199	237	2018237	275	2018275	313	2018313	351	2018351
200	2018200	238	2018238	276	2018276	314	2018314	352	2018352
201	2018201	239	2018239	277	2018277	315	2018315	353	2018353
202	2018202	240	2018240	278	2018278	316	2018316	354**	2018354
203	2018203	241	2018241	279	2018279	317	2018317	355**	2018355
204	2018204	242	2018242	280	2018280	318	2018318	356**	2018356
205	2018205	243	2018243	281	2018281	319	2018319	357**	2018357
206	2018206	244	2018244	282	2018282	320	2018320	358**	2018358
207	2018207	245	2018245	283	2018283	321	2018321	359**	2018359
208	2018208	246	2018246	284	2018284	322	2018322	360**	2018360
209	2018209	247	2018247	285	2018285	323	2018323
210	2018210	248	2018248	286	2018286	324	2018324
211	2018211	249	2018249	287	2018287	325	2018325
212	2018212	250	2018250	288	2018288	326	2018326
213	2018213	251	2018251	289	2018289	327	2018327
214	2018214	252	2018252	290	2018290	328	2018328
215	2018215	253	2018253	291	2018291	329	2018329
216	2018216	254	2018254	292	2018292	330	2018330
217	2018217	255	2018255	293	2018293	331	2018331
218	2018218	256	2018256	294	2018294	332	2018332
219	2018219	257	2018257	295	2018295	333	2018333
220	2018220	258	2018258	296	2018296	334	2018334
221	2018221	259	2018259	297	2018297	335	2018335
222	2018222	260	2018260	298	2018298	336	2018336
223	2018223	261	2018261	299	2018299	337	2018337
224	2018224	262	2018262	300	2018300	338	2018338
225	2018225	263	2018263	301	2018301	339	2018339
226	2018226	264	2018264	302	2018302	340	2018340
227	2018227	265	2018265	303	2018303	341	2018341
228	2018228	266	2018266	304	2018304	342	2018342

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.
(**)	Represents a Selected Earnest Student Loan.

Exhibit B - Exception List (Data File)
Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan File
234	2018234	Recomputed Remaining Term (Month)	51	53